SUMMARY PROSPECTUS | May 1, 2025

Cantor Select Portfolios Trust

Fund	Class A Ticker	Institutional Class Ticker	Class R6 Ticker
Cantor Fitzgerald High Income Fund	ATPAX	ATPYX	ATPRX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://highincomefund.cantorassetmanagement.com/. You can also get this information at no cost by calling 1-833-764-2266. The current Prospectus and SAI, dated May 1, 2025, are incorporated by reference into this Summary Prospectus.

Cantor Fitzgerald High Income Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald High Income Fund (the “Fund”) seeks to obtain high current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 46 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 50.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.20%	None	None
Other Expenses	0.35%	0.35%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.21%	1.01%	0.94%
[1]	The Total Annual Fund Operating Expenses have been restated in the table above to reflect current contractual fees and differ from the ratio of net expenses to average net assets shown in the Financial Highlights.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years
Class A	$518	$769	$1,038	$1,807
Institutional Class	$103	$322	$558	$1,236
Class R6	$96	$300	$520	$1,155

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated. The Fund’s portfolio will typically include a high proportion, up to 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.” Junk bonds are considered speculative investments.

The bonds the Fund purchases can be of any maturity, but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2024 was 4.72 years. Maturity is the length of time during which the owner of the bond will receive interest payments on the investment. The Sub-Advisor may vary the composition of the Fund’s portfolio to adjust the weighted-average effective maturity, duration, yield curve positioning and overall credit quality rating of the portfolio to reflect its analysis of interest rate trends. Thus, the Sub-Advisor may attempt to shorten the Fund’s weighted-average effective maturity and duration when the Sub-Advisor expects interest rates to rise and to lengthen it when it expects interest rates to fall.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Fund’s sub-adviser, Smith Group Asset Management, LLC (the “Sub-Advisor”), applies a “bottom up” approach in choosing investments. The Sub-Advisor considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. The Sub-Advisor also employs a relative value analysis (analysis based upon valuations of investments with similar ratings and duration) and fundamental credit research (examining published financial results for improving balance sheets, improving cash flow or interest coverage, improving and/or unexpected earnings growth and management quality) on potential investments in an effort to identify companies with attractive characteristics and/or strong business models (the Sub-Advisor believes strong business models include such things as brand awareness, intellectual property, market position, or having resources others do not). The Sub-Advisor will consider selling a position if: (1) a position becomes a disproportionately large portion of the Fund’s portfolio (more than about 5%); (2) using the same relative value analysis described above, the Sub-Advisor believes it is overpriced; (3) company becomes less attractive using the same relative value analysis described above due to weakening projections for the company’s future

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performance; or (4) external factors such as market shifts or regulatory changes make the security no longer attractive using the same relative value analysis described above. The Sub-Advisor’s buy and sell decisions typically result in a portfolio turnover rate of 30% to 50% under normal circumstances and a portfolio of 50 to 80 positions.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may also invest in subordinated securities and may hold cash or other short-term investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Emerging Market Securities Risk. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

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Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Advisor’s judgment about the quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Sub-Advisor.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class (formerly, Class Y) performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Aquila High Income Fund, a series of the Aquila Funds Trust (the “Predecessor Fund”) in a tax-free reorganization on November 22, 2024 (the “Reorganization”). In connection with the Predecessor Fund acquisition, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund.

Performance information for the periods presented below includes performance of the Fund’s prior investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://highincomefund.cantorassetmanagement.com.

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You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) or by visiting the Fund’s website at https://highincomefund.cantorassetmanagement.com.

Calendar year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the  Institutional Class’s highest quarterly return was 5.02% for the quarter ended December 31, 2023, and its lowest quarterly return was (7.02)% for the quarter ended June 30, 2022.

Average annual total returns for periods ended December 31, 2024

	1 year	5 years	10 years
Institutional Class return before taxes	5.97%	4.18%	4.18%
Institutional Class return after taxes on distributions	3.65%	2.22%	2.32%
Institutional Class return after taxes on distributions and sale of Fund shares	3.50%	2.35%	2.38%
Class A shares return before taxes	1.52%	3.13%	3.54%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	1.25%	-0.33%	1.35%
Bloomberg US Corporate High Yield Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)*	8.19%	4.21%	5.17%
*	Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). The primary index was changed from Bloomberg US Corporate High Yield Total Return Index Value Unhedged to the Bloomberg U.S. Aggregate Bond Index because the latter is a broader-based market index. The Bloomberg US Corporate High Yield Total Return Index Value Unhedged is now used as a secondary benchmark, because the Advisor believes it represents the portion of the market in which the Fund invests.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

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MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
David Schiffman	Lead Portfolio Manager for the Fund Portfolio Manager of the Sub-Advisor	Since October 2021
John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	Since October 18, 2024

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the Fund’s Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald High Income Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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